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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 1999


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF APRIL 1, 1999, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 1999-2)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-14625                33-0727357
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada Road
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100



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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On April 28,1999, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 1999-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates," "Class A-5 Certificates", "Class A-6 Certificates", "Class A-7 Certificates", "Class A-8 Certificates", (collectively, the "Class A Certificates"), the "Class P Certificates" and Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of three pools (the "Mortgage Pools") of conventional, one- to four- family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pools consist of Mortgage Loans having an aggregate principal balance of $286,131, 890.00 as of April 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 26, 1999 (the "Purchase Agreement") between Option One and the Depositor. The Class A Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 18, 1998 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                           Initial Certificate
Class                       Principal Balance          Pass-through Rate
-----                       -----------------          -----------------
A-1                            $74,000,000                 5.88
A-2                            $50,000,000                 5.92
A-3                            $24,000,000               Variable
A-4                            $52,000,000               Variable
A-5                            $15,791,000               Variable
A-6                            $19,000,000               Variable
A-7                            $38,433,000               Variable
A-8                            $94,761,000               Variable



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                                       -3-


                           Initial Certificate
Class                       Principal Balance          Pass-through Rate
-----                       -----------------          -----------------
P                                $100.00                   Variable
R                          100% Percentage In              Variable

                  The Certificates, other than the Class P Certificates and, the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 6, 1997, and the Prospectus Supplement, dated April 26, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



          Exhibit No.                          Description
          -----------                          -----------

              4.1 Pooling and Servicing Agreement, dated as of April 1, 1999, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as master servicer and Norwest Bank Minnesota, National Association as Trustee, relating to the Series 1999-2
                                    Certificates.




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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 28, 1999

                                      OPTION ONE MORTGAGE
                                      ACCEPTANCE CORPORATION


                                      By:   /s/  William O'Neill
                                            ------------------------------
                                      Name:      William O'Neill
                                      Title:     Senior Vice President




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                                Index to Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

    4.1        Pooling and Servicing Agreement, dated as of              7
               April 1, 1999, by and among Option One Mortgage
               Acceptance Corporation as Depositor, Option One
               Mortgage Corporation as master servicer and Norwest
               Bank Minnesota, National Association as Trustee relating to the Series 1999-2 Certificates.